SUPPLEMENT TO THE
STATEMENT OF ADDITIONAL INFORMATION
OF
WELLS FARGO MONEY MARKET FUNDS
(Each a “Fund”, together the “Funds”)

Effective immediately, the section entitled “Manager and Other Service Providers - Fund Expenses” is replaced with the following:

Fund Expenses. From time to time, service providers to a Fund, including Funds Management and/or its affiliates, may contractually agree to waive fees from a Fund in whole or in part. In addition, such service providers may voluntarily waive all or a portion of any fees to which they are entitled and/or reimburse certain expenses as they may determine from time to time. A Fund’s service providers may discontinue or modify these voluntary actions at any time without notice. Any such contractual or voluntary waiver will reduce expenses and, accordingly, have a favorable impact on a Fund’s performance. Such contractual and voluntary waivers may differ depending on share class.

Except for the expenses borne by Funds Management, the Trust bears all costs of its operations, including the compensation of the Independent Trustees; investment management, shareholder services and class-level administrative fees; payments pursuant to any 12b-1 Plan; interest charges; taxes; fees and expenses of its independent auditors, legal counsel, transfer agent and distribution disbursing agent; expenses of redeeming shares; expenses of preparing and printing prospectuses (except the expense of printing and mailing prospectuses used for promotional purposes, unless otherwise payable pursuant to a 12b-1 Plan), shareholders’ reports, notices, proxy statements and reports to regulatory agencies; insurance premiums and certain expenses relating to insurance coverage; trade association membership dues (including membership dues in the Investment Company Institute allocable to a Fund); brokerage and other expenses connected with the execution of portfolio transactions; fees and expenses of its custodian, including those for keeping books and accounts and calculating the NAV per share of a Fund; expenses of shareholders’ meetings; expenses relating to the issuance, registration and qualification of a Fund’s shares; pricing services, organizational expenses and any extraordinary expenses. Expenses attributable to a Fund are charged against the Fund’s assets. General expenses of the Trust are allocated among all of the series of the Trust, including the Funds, in a manner proportionate to the net assets of each Fund, on a transactional basis, or on such other basis as the Board deems equitable.

December 18, 2020